MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     30-Dec-96
Reporting Month:  November

                                                          Interest    Interest    Principal
          Original        Original  Integral    Record    Accrual     Payment     Payment            Ending         Remaining
  Class   Balance         Pct Pool  Denominatio Date      Factor      Factor      Factor             Balance    Principal Factor
Class A-1  $23,980,860.00 10.00%    $1,000.00   30-Nov-96  0.00000000  0.00000000  0.00000000              $0.00     0.00000000
Class A-2 $179,856,450.00 75.00%    $1,000.00   30-Nov-96  4.15917867  4.15917867 24.66387572    $147,068,876.24     0.81770143
Class A-3  $23,307,500.00  9.72%    $1,000.00   30-Nov-96 12.50000000 12.50000000  0.00000000     $23,307,500.00     1.00000000

          $227,144,810.00                                                                        $170,376,376.24

MERIT SECURITIES CORPORATION


Credit Enhancement Summary
MERIT Series 5

Payment Date:         30-Dec-96
Reporting Month       November

Reserve Funds and Subordination




                          Initial Coverage     Beginning Coverage   Adjustments  Losses      Insured Balance Ending Coverage
Type
Pool Over Collaterization 5.28% $12,663,785.76 6.73% $12,579,999.48 $0.00        $126,378.91 $182,425,373.77 6.83% $12,453,620.57

                                      Beginning        Current                           Ending
                                      Balance          Deposits    Withdrawl for Losses DPR Balance
Discount Principal Reserve Account    $430,845.03      $100,156.92       $126,378.91    $404,623.04
(Included in above coverage amount)

Insurance Policies

                                Initial Coverage     Beginning Coverage   Adjustments  Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $6,340,890.55 36.29% $6,340,890.55 $0.00        $0.00  $17,160,158.96  36.95% $6,340,890.55

Surplus Summary

Class                      Total Distribution
Surplus                            $418,601.22

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                74         $10,590,712             5.80%
60+ Days                21          $3,537,276             1.94%
90+ Days                36          $6,055,862             3.31%
Foreclosure             15          $3,529,604             1.93%
REO                     10          $1,428,206             0.78%

Totals                 156         $25,141,660            13.76%


Advances on Delinquencies                                      $198,303.49
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5
Payment Date:     30-Dec-96
Report Date:      November

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $1,479,297.13            Interest Payments         $1,039,398.86
Principal                                     $4,536,114.05            Principal Payments        $4,435,957.13
Deposits From Reserve Fund                            $0.00            Surplus                     $418,601.22
Other Deposits                                        $0.00            MBIA Fee                     $21,297.05
                                                                       Discount Principal Reserve  $100,156.92

Total Deposit                                 $6,015,411.18            Total Withdrawals         $6,015,411.18

                                                                       Ending Balance                    $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT Series 5
Payment Date:     30-Dec-96
Reporting Month:  November

            Class
          Interest       Beginning       Interest      Interest      Principal        Total        Applied       Ending
  Class     Rate          Balance         Accrual       Payment       Payment     Distribution     Losses        Balance
Class A-1  0.000000%            $0.00         $0.00         $0.00          $0.00         $0.00        $0.00           $0.00
Class A-2  5.925000%  $151,504,833.37   $748,055.11   $748,055.11  $4,435,957.13 $5,184,012.24        $0.00 $147,068,876.24
Class A-3 15.000000%   $23,307,500.00   $291,343.75   $291,343.75          $0.00   $291,343.75        $0.00  $23,307,500.00

                               $174,812,333.37 $1,039,398.86  $1,039,398.8  $4,435,957.13 $5,475,355.99        $0.00 $170,376,376.24

  Class     CUSIP        Priority      PrincipalType Interest Type
Class A-1   589962AM1    Senior        Sequential    Floater
Class A-2   589962AL3    Senior        Sequential    Floater
Class A-3   589962AN9    Senior        Sequential    Floater